SUPPLEMENT DATED SEPTEMBER 14, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001
                                       OF
                    WEISS, PECK & GREER, L.L.C. MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                               WPG Core Bond Fund
                            WPG Large Cap Growth Fund
                     Weiss, Peck & Greer International Fund
                                 WPG Tudor Fund
                          WPG Quantitative Equity Fund


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           The combined Prospectus for the above referenced funds, including any supplements thereto, dated May 1, 2001, (the "Prospectus") is hereby revised as follows:

WPG GOVERNMENT MONEY MARKET FUND AND WPG TAX FREE MONEY MARKET FUND

           Beginning on September 14, 2001 through the period during which the New York Stock Exchange (the "Exchange") remains closed, WPG Government Money Market Fund and WPG Tax Free Money Market Fund (the "Money Market Funds") will process shareholder transactions and calculate net asset value per share on each business day (i.e., each day other than weekends and traditional stock market holidays). These transactions will be subject to all of the other terms and conditions in the combined Prospectus and Statement of Additional Information. Upon the re-opening of the Exchange, the Money Market Funds will process shareholder transactions and calculate net asset value as described in the combined Prospectus and Statement of Additional Information.